Prospectus supplement dated January 22, 2019
to the following prospectus(es):
Successor prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
The prospectus offers the following underlying mutual fund as an investment option under the contract.
Effective on or about March 1, 2019, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Franklin Balance Sheet Investment Fund: Class A	Franklin Mutual U.S. Value Fund – Class A
PROS-0385
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